Exhibit 10.2

CONTRATO DE CESIÓN DE DERECHOS QUE CELEBRAN, POR UNA PARTE, COMO CEDENTE, MINERA DE CORDILLERAS, S. DE R.L. DE C.V., EN LO SUCESIVO DENOMINADA “MC”, REPRESENTADA POR EL LIC. MIGUEL GARCIA FERNANDEZ, Y POR LA OTRA, MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V., REPRESENTADA POR EL SEÑOR ALBERTO MAURICIO VAZQUEZ SANCHEZ, EN LO SUCESIVO DENOMINADA COMO LA “COMPRADORA”, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:

ASSIGNMENT OF RIGHTS AGREEMENT ENTERED INTO BY AND BETWEEN, AS ASSIGNOR MINERA DE CORDILLERAS, S. DE R.L. DE C.V., HEREINAFTER “MC”, REPRESENTED BY MR. MIGUEL GARCIA FERNANDEZ, AND AS THE SECOND PARTY MINERA ADULARIA EXPLORACIÓN, S. DE R.L. DE C.V., HEREINAFTER THE “BUYER” REPRESENTED BY MR. ALBERTO MAURIVIO VAZQUEZ SANCHEZ, UNDER THE FOLLOWING DECLARATIONS AND CLAUSES:

DECLARACIONES	DECLARATIONS

I.                     Que en esta misma fecha, MC y la COMPRADORA celebraron y ratificaron ante el licenciado Guillermo Aarón Vigil Chapa, titular de la Notaría Pública 247 de la Ciudad de México, Contrato de Cesión de Derechos (según se definen los “LOTES, CONTRATO y CONVENIO MODIFICATORIO” en dicho documento).

I.                     That on this same date, MC and the BUYER entered and ratified before Mr. Guillermo Aaron Vigil Chapa, head of Public Notary number 247 of Mexico City, a Contract of Assignment of Rights (as the “LOTS, AGREEMENT AND AMENDMENT AGREEMENT” are defined in said document).

II.                Que para efectos de este Contrato de Cesión de Derechos, las partes mutuamente reconocen la personalidad de sus respectivos representantes, quienes manifiestan tener facultades suficientes para la celebración de este Contrato, en virtud de que los poderes otorgados en su favor por sus respectivas representadas no les han sido modificados, limitados o cancelados en forma alguna.

II.                That for the purposes of this Contract of Assignment of Rights, the parties mutually recognize the authority of each other’s representatives, same who declare that they have sufficient authority to enter into this this Contract, under the powers granted to them by the respective companies they represent same which have not been modified, canceled or limited in any way whatsoever.

III. Que MC es además titular de los siguientes Contratos para el Desarrollo de Trabajos de Exploración Minera en el Proyecto denominado Celaya:	III. That MC is also holder of the following Contracts for the Development of Mining Exploration Works on the Project named Celaya:

a) Convenio de Autorización para el Desarrollo de trabajos de Exploración Minera en el Proyecto Denominado Celaya celebrado con el Ejido	a) Authorization Agreement for the Development of Mining Exploration Works in the Project named Celaya entered into with the Ejido known as

denominado “Delgado Primera Dotación”, el 14 de septiembre de 2014, mismo que en copia se agrega a este Contrato como Anexo I y,	“Delgado Primera Dotación” on September 14, 2014, copy of same which is attached to this Agreement as Schedule I and,

b)                  Convenio de Autorización para el Desarrollo de trabajos de Exploración Minera en el Proyecto Denominada Celaya celebrado con el Ejido denominado “22 de Mayo”, el 21 de septiembre de 2014, mismo que en copia se agrega a este Contrato como Anexo II.

b)                  Authorization Agreement for the Development of Mining Exploration Works in the Project named Celaya entered into with the Ejido known as  “22 de Mayo” on September 21, 2014, copy of same which is attached to this Agreement as Schedule II.

En adelante, los Contratos descritos en esta declaración III serán identificados conjuntamente como los CONTRATOS.	Hereinafter, the Agreements described in this declaration III shall be identified together as the CONTRACTS.

IV.            Que los CONTRATOS se encuentran vigentes a la fecha de firma y ratificación ante Notario de este Contrato y que MC se encuentra al corriente cuanto al cumplimiento de las obligaciones derivados de los mismos.

IV. That the CONTRACTS are valid and in force to the date of signature and ratification of this Contract before a Public Notary and that MC has duly fulfilled all its obligations derived therefrom.

V. Que la COMPRADORA desea adquirir los derechos derivados de los mismos, sin modificar en forma alguna las características, terminos y condiciones de cada uno de los CONTRATOS.	V. That the BUYER wishes to acquire the rights derived therefrom without altering in any way the characteristics, terms and conditions of each of the CONTRACTS.

VI.            Que mediante el Contrato a que se refiere la declaración I que antecede, MC transmitió en favor de la COMPRADORA, el derecho a accesar a los LOTES objeto del mismo, por lo que por el mismo precio establecido en dicho contrato (es decir, sin que medie pago adicional alguno), MC transmite a la COMPRADORA en este acto, la totalidad de los derechos y las obligaciones derivados de los CONTRATOS, por lo que la propia COMPRADORA tiene pleno acceso a la superficie en donde se encuentran los LOTES objeto de dicho Contrato descrito en la declaración I que antecede.

VI.            That under the Contract mentioned in declaration I above, MC assigned to the BUYER, the right to access the LOTS subject of the same, therefore for the same price stated in the Contract (ie without the obligation of any additional payment), MC hereby assigns to the BUYER all the rights and obligations arising from the CONTRACTS, therefore the BUYER itself has full access to the surface of the LOTS under said Contract as described in declaration I above.

VII.       Que MC por este Contrato se compromente con la COMPRADORA a cooperar con la propia COMPRADORA como la COMPRADORA lo requiera, a fin de obtener las autorizaciones necesarias para la cesión de los derechos de los CONTRATOS, o en su caso para que la COMPRADORA negocie nuevos Contratos de Acceso con los Ejidos que son parte de los CONTRATOS.

VII.       That MC by means of this Contract, commits itself towards the BUYER to cooperate with such BUYER as the BUYER may request, in order to obtain the needed authorizations for the assignment of the rights of the CONTRACTS, or in its case for the BUYER to negotiate new Access Agreements with the Ejidos that are part of the CONTRACTS.

Hechas las declaraciones anteriores, las partes convienen en las siguientes:	Given the foregoing representations, the parties agree on the following:

CLAUSULAS	CLAUSES

PRIMERA.- MC cede y transfiere a favor de la COMPRADORA todos los derechos y obligaciones derivados de los CONTRATOS, citados en las Declaraciones de este Contrato, sin que ello implique modificación alguna a las características, términos y condiciones de los CONTRATOS.

FIRST. - MC assigns and transfers in favor of the BUYER all rights and obligations under the CONTRACTS mentioned in the Declarations of this Contract, provided this does not entail any change or modification to the characteristics, terms and conditions of the CONTRACTS.

SEGUNDA.- La COMPRADORA en este acto se subroga en todos los derechos y obligaciones derivados de los CONTRATOS y, por ende, se obliga a cumplir todas las disposiciones específicas contenidas en dichos CONTRATOS, así como a cumplir con todas las obligaciones legales que de su titularidad se deriven.

SECOND. - The BUYER hereby subrogates itself to all rights and obligations under the CONTRACTS and, therefore, undertakes to comply with all the specific provisions of those CONTRACTS and to comply with all legal obligations of ownership derived therefrom.

TERCERA.- Por su parte, MC se compromete a proporcionar todo el apoyo necesario a la COMPRADORA para obtener las autorizaciones por parte de los los Ejidos “Delgado Primera Dotación” y “22 de Mayo” respecto de la cesión a favor de la COMPRADORA, así como a obtener, el consentimiento correspondiente por parte de los mismos y a cooperar de buena fe con la COMPRADORA para que ésta mantenga libre y pleno acceso a la superficie amparada por los CONTRATOS, así como a firmar cualquier documento que se requiera para el cumplimiento del objeto de este Contrato.

THIRD. - On the other hand, MC is committed to provide all needed support to the BUYER to obtain the authorizations from the Ejidos “Delgado Primera Dotación” and “22 de Mayo” with respect to the assignment in favor of the BUYER, and to obtain, if so required, the appropriate consent from the Ejidos, and cooperate in good faith with the BUYER so the latter can hold free and full access to the area covered by the CONTRACTS, and to sign any documents required to fulfill the purpose of this Contract.

Igualmente MC se compromete a brindar todo el apoyo que en su caso requiera la COMPRADORA para negociar en nombre propio de la COMPRADORA, nuevos Convenios de Acceso con los Ejidos “Delgado Primera Dotación” y “22 de Mayo”, en condiciones similares a los CONTRATOS, a nombre de la COMPRADORA.

Likewise, MC commits itself to provide all support that in its case may be required by BUYER, to negotiate on behalf of BUYER itself, new Access Agreements with the Ejidos “Delgado Primera Dotación” and “22 de Mayo”, in similar confitions to the CONTRACTS, on the name of the BUYER.

CUARTA.- Las partes en este acto ratifican ante Notario Público el presente contrato.	FOURTH. - The parties hereby ratified this Agreement before a Public Notary.

México, D.F., a 30 de agosto de 2018.	Mexico City, August 30, 2018.

MC	BUYER
Minera de Cordilleras, S. de R.L. de C.V.	Minera Adularia Exploración, S. de R.L. de C.V.

/s/ Miguel García Fernández	/s/ Alberto Mauricio Vázquez Sánchez
Representada por:	Representada por:
Miguel García Fernández	Alberto Mauricio Vázquez Sánchez